                                                                     Exhibit 4.1


--------------------------------------------------------------------------------




                WILMINGTON TRUST COMPANY, AS OWNER TRUSTEE OF THE
                    HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I
                                     Issuer



                                       and



                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                  Indenture Trustee and Securities Intermediary




                       SERIES 2002-1 INDENTURE SUPPLEMENT

                          Dated as of October 28, 2002




--------------------------------------------------------------------------------

                             TABLE OF CONTENTS                                                          Page

ARTICLE I    CREATION OF THE SERIES 2002-1 NOTES.......................................................    1

     Section 1.01.  Designation........................................................................    1

ARTICLE II   DEFINITIONS...............................................................................    2

     Section 2.01.  Definitions........................................................................    2

ARTICLE III  SERVICING FEE AND INTERCHANGE.............................................................   13

     Section 3.01.  Servicing Compensation; Interchange................................................   13

ARTICLE IV   RIGHTS OF SERIES 2002-1 NOTEHOLDERS AND ALLOCATION AND
              APPLICATION OF COLLECTIONS...............................................................   14

     Section 4.01.  Collections and Allocations........................................................   14

     Section 4.02.  Determination of Monthly Interest..................................................   15

     Section 4.03.  Determination of Monthly Principal.................................................   16

     Section 4.04.  Application of Available Funds on Deposit in the Collection Account................   16

     Section 4.05   Investor Charge-offs...............................................................   19

     Section 4.06.  Subordinated Principal Collections.................................................   19

     Section 4.07.  Excess Finance Charge and Administrative Collections...............................   19

     Section 4.08.  Shared Principal Collections.......................................................   20

     Section 4.09.  [Reserved].........................................................................   20

     Section 4.10.  Principal Funding Account..........................................................   20

     Section 4.11.  Reserve Account....................................................................   21

     Section 4.12.  Determination of LIBOR.............................................................   23

     Section 4.13.  Investment Instructions............................................................   24

     Section 4.14.  Exchange of Notes for Transferor Amount............................................   24

ARTICLE V    DELIVERY OF SERIES 2002-1 NOTES; DISTRIBUTIONS; REPORTS TO
              SERIES 2002-1 NOTEHOLDERS................................................................   25

     Section 5.01.  Delivery and Payment for the Series 2002-1 Notes...................................   25

     Section 5.02.  Distributions......................................................................   25

     Section 5.03.  Reports and Statements to Series 2002-1 Noteholders................................   26

ARTICLE VI   SERIES 2002-1 AMORTIZATION EVENTS.........................................................   27

     Section 6.01.   Series 2002-1 Amortization Events.................................................   27

ARTICLE VII  REDEMPTION OF SERIES 2002-1 NOTES; SERIES FINAL MATURITY;
              FINAL DISTRIBUTIONS......................................................................   29

     Section 7.01.  Optional Redemption of Series 2002-1 Notes.........................................   29

     Section 7.02.  Series Final Maturity..............................................................   29

ARTICLE VIII MISCELLANEOUS PROVISIONS..................................................................   31

     Section 8.01.   Ratification of Indenture.........................................................   31

     Section 8.02.   Counterparts......................................................................   31

                             TABLE OF CONTENTS                                                          Page
         Section 8.03.  Governing Law..................................................................   31

         Section 8.04.  Transfer of the O/C Amount.....................................................   31

EXHIBITS

EXHIBIT A-1   FORM OF CLASS A NOTE

EXHIBIT A-2   FORM OF CLASS B NOTE

EXHIBIT B     FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE
              INDENTURE TRUSTEE

EXHIBIT C     FORM OF MONTHLY STATEMENT

EXHIBIT D     FORM OF MONTHLY SERVICER'S CERTIFICATE

     SERIES 2002-1 INDENTURE SUPPLEMENT, dated as of October 28, 2002 (the "Indenture Supplement"), between WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee of the HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I, a common law trust existing under the laws of the State of Delaware (herein, the "Issuer" or the "Trust"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as the Indenture Trustee (herein, together with its successors in the trusts created under the Master Indenture referred to below, the "Indenture Trustee") and the Securities Intermediary under the Amended and Restated Master Indenture, dated as of November 16, 2000 (the "Indenture") between the Issuer and the Indenture Trustee (the Indenture, together with this Indenture Supplement, the "Agreement").

     The Transferor may direct the Owner Trustee, on behalf of the Issuer, to issue one or more Series of Notes in accordance with Section 2.12 of the Indenture. The Transferor has tendered the notice of issuance required by subsection 2.12(b)(i) of the Indenture and has directed the Owner Trustee, on behalf of the Issuer, to enter into this Indenture Supplement with the Indenture Trustee as required by Section 2.12 to provide for the issuance, authentication and delivery of the Class A Notes, Series 2002-1 and the issuance, authentication and delivery of the Class B Notes, Series 2002-1 and to specify the Principal Terms thereof. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

                                    ARTICLE I

                       CREATION OF THE SERIES 2002-1 NOTES

     Section 1.01.  Designation

              (a) There is hereby created a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "Household Credit Card Master Note Trust I, Series 2002-1" or the "Series 2002-1 Notes." The Series 2002-1 Notes shall be issued in two Classes, the first of which shall be known as the "Class A Series 2002-1 Floating Rate Asset Backed Notes" and the second of which shall be known as the "Class B Series 2002-1 Floating Rate Asset Backed Notes". The Series 2002-1 Notes shall be due and payable on the Series 2002-1 Final Maturity Date.

               (b) Series 2002-1 shall be a Pool One Series and shall be in Principal Sharing Group One and Excess Finance Charge Sharing Group One, and shall not be in a Reallocation Group, Shared Enhancement Group or be allocated Shared Transferor Principal Collections. Series 2002-1 shall not be subordinated to any other Series. Notwithstanding any provision in the Indenture or in this Indenture Supplement to the contrary, the first Distribution Date with respect to Series 2002-1 shall be the November 2002 Distribution Date, and the first Due Period shall begin on and include October 1, 2002 and end on and include October 31, 2002.

               (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling. All capitalized terms not otherwise defined herein are defined in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement. Each capitalized term defined herein shall relate only to the Series 2002-1 Notes but not any other Series of Notes issued by the Issuer.

                               [END OF ARTICLE I]

                                   ARTICLE II

                                   DEFINITIONS

     Section 2.01.  Definitions.

               (a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

               "Accumulation Period Factor" shall mean, with respect to any Due Period, a fraction, (a) the numerator of which is equal to the sum of (i) the initial invested amounts of all outstanding Series in Principal Sharing Group One which are not Variable Funding Series, (ii) the Invested Amount of all outstanding Variable Funding Series in Principal Sharing Group One which are in the Revolving Period and (iii) the Invested Amount as of the end of the Revolving Period for all Outstanding Variable Funding Series in Principal Sharing Group One which are not in the Revolving Period and (b) the denominator of which is equal to the sum of (i) the Initial Invested Amount, (ii) the initial invested amounts of all outstanding Principal Sharing Group One Series (other than Series 2002-1) that have controlled accumulation periods or controlled amortization periods (the length of which may be altered in accordance with the terms of the related Indenture Supplements) and are not expected to be in their respective revolving periods as of such Due Period and
(iii) the Invested Amount as of the end of the Revolving Period for all Outstanding Variable Funding Series in Principal Sharing Group One which are not expected to be in their revolving periods as of such Due Period; provided, however, that this definition may be changed at any time if an Officer's Certificate is delivered indicating that such action will not result in an Adverse Effect.

               "Accumulation Period Length" shall have the meaning assigned such term in subsection 4.04(e).

               "Additional Interest" shall mean, with respect to any Distribution Date, the Class A Additional Interest and the Class B Additional Interest for such Distribution Date.

               "Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Invested Amount minus the Principal Funding Account Balance on such date.

               "Adjusted Pool One Principal Balance" shall mean an amount equal to the greater of (a) the sum of (i) the total amount of Principal Receivables in Pool One as of the close of business on the last day of the immediately preceding Due Period (or with respect to the first Due Period, the total amount of Principal Receivables in Pool One as of the Series 2002-1 Cut-off Date) and
(ii) the principal amount on deposit in the Special Funding Account with respect to Pool One as of the close of business on such last day (or with respect to the first Due Period, the Series 2002-1 Cut-off Date) and (b) the sum of the numerators used to calculate the investor percentages for allocations with respect to Principal Receivables, Finance Charge and Administrative Receivables or Defaulted Amounts, as applicable, for all Pool One Series outstanding as of the date as to which such determination is being made; provided, however, that with respect to any Due Period in which an Addition Date for an Aggregate Addition or a Removal Date occurs, the amount in clause (a)(i) above shall be the sum of the amounts for each day in such Due Period computed as follows and divided by the number of days in such Due Period: (1) the aggregate amount of Principal Receivables in Pool One as of the close of business on the last day of the prior Due Period, for each day in the period from and including the first day of such Due Period to but excluding the related Additional Cut-Off Date or Removal Date and (2) the aggregate amount of Principal Receivables in Pool One as of the close of business on the related Additional Cut-off Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from Pool One on the related Additional Cut-off Date or Removal Date, as the case may be, for each day in the period from and including the related Additional Cut-off Date or Removal Date to and including the last day of such Due Period.

               "Administration Fee" shall mean the fee payable to the Administrator pursuant to the Administration Agreement, to the extent not paid by the Transferor.

               "Available Investor Finance Charge and Administrative Collections" shall mean, with respect to any Due Period, an amount equal to the sum of (a) the Investor Finance Charge and Administrative Collections, (b) Principal Funding Investment Proceeds, if any, with respect to the related Distribution Date, and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Collection Account on the related Distribution Date to be treated as Available Investor Finance Charge and Administrative Collections pursuant to subsections 4.11(b), (d) and (f).

               "Available Investor Principal Collections" shall mean, with respect to any Due Period, an amount equal to the sum of (a) (i) an amount equal to the Investor Percentage of all Collections of Principal Receivables received during such Due Period minus (ii) the amount of Subordinated Principal Collections with respect to such Due Period, (b) any Shared Principal Collections with respect to other Principal Sharing Group One Series (including any amounts on deposit in the Special Funding Account with respect to Pool One that are allocated to Series 2002-1 pursuant to the Agreement for application as Shared Principal Collections), (c) any Refunding Proceeds and (d) any other amounts which pursuant to Section 4.04 hereof are to be treated as Available Investor Principal Collections with respect to the related Distribution Date.

               "Available Reserve Account Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.11(b) on such date, but before giving effect to any (i) deposit made or to be made pursuant to subsection 4.04(a)(ix) to the Reserve Account on such date, or (ii) any withdrawal made or to be made pursuant to subsection 4.11(d), (e) and (f) from the Reserve Account with respect to such date) and (b) the Required Reserve Account Amount.

               "Base Rate" shall mean, with respect to any Due Period, the sum of (a) the product of the weighted average of the Class A Note Interest Rate and the Class B Note Interest Rate, in each case for the related Interest Period (weighted based on the Class A Note Principal Balance and the Class B Note Principal Balance as of the last day of the prior Due Period) multiplied by a fraction, the numerator of which is the Note Principal Balance and the denominator of which is the sum of the Note Principal Balance and the O/C Amount as of the last day of the prior Due Period and (b) a fraction, the numerator of which is the product of (i) twelve and (ii) the Monthly Servicing Fee and the denominator of which is the sum of the Note Principal Balance and the O/C Amount as of the last day of the prior Due Period.

               "Class A Additional Interest" shall have the meaning specified in subsection 4.02(a).

               "Class A Interest Shortfall" shall have the meaning specified in subsection 4.02(a).

               "Class A Monthly Interest" shall have the meaning specified in subsection 4.02(a).

               "Class A Note Initial Principal Balance" shall mean $507,111,000.

               "Class A Note Interest Rate" shall mean a per annum rate of 0.13% in excess of LIBOR as determined (i) on October 24, 2002, for the period from and including the Closing Date through and excluding November 15, 2002 and (ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

               "Class A Note Principal Balance" shall mean, with respect to any date, an amount equal to (a) the Class A Note Initial Principal Balance minus
(b) the aggregate amount of any principal payments made to the Class A Noteholders prior to such date.

               "Class A Noteholder" shall mean the Person in whose name a Class A Note is registered in the Note Register.

               "Class A Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

               "Class B Additional Interest" shall have the meaning specified in subsection 4.02(b).

               "Class B Interest Shortfall" shall have the meaning specified in subsection 4.02(b).

               "Class B Monthly Interest" shall have the meaning specified in subsection 4.02(b).

               "Class B Note Initial Principal Balance" shall mean $52,889,000.

               "Class B Note Interest Rate" shall mean a per annum rate of 0.65% in excess of LIBOR as determined (i) on October 24, 2002, for the period from and including the Closing Date through and excluding November 15, 2002 and (ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

               "Class B Note Principal Balance" shall mean, with respect to any date, the Class B Note Initial Principal Balance, minus the aggregate amount of any principal payments made to the Class B Noteholders prior to such date.

               "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered in the Note Register.

               "Class B Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

               "Closing Date" shall mean October 28, 2002.

               "Controlled Accumulation Amount" shall mean for any Distribution Date with respect to the Controlled Accumulation Period, $40,000,000; provided, however, that if the Accumulation Period Length is determined to be less than 14 Due Periods pursuant to subsection 4.04(e), the Controlled Accumulation Amount for each Distribution Date with respect to the Controlled Accumulation Period will be equal to (a) the product of (i) the sum of the Class A Note Initial Principal Balance and the Class B Note Initial Principal Balance and (ii) the Accumulation Period Factor for the related Due Period divided by (b) the Required Accumulation Factor Number.

               "Controlled Accumulation Period" shall mean, unless an Amortization Event shall have occurred prior thereto, the period commencing at the close of business on July 31, 2004, or such later date as is determined in accordance with subsection 4.04(e), and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Note Principal Balance and (c) the Expected Principal Payment Date.

               "Controlled Deposit Amount" shall mean, with respect to any Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the sum of (a) the Controlled Accumulation Amount for such Distribution Date and (b) any existing Deficit Controlled Accumulation Amount.

               "Covered Amount" shall mean an amount, determined as of each Distribution Date with respect to any Interest Period during the Controlled Accumulation Period, equal to the sum of (a) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account up to the Class A Note Principal Balance as of the Record Date preceding such Distribution Date and (b) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate in effect with respect to such Interest Period, times
(iii) the lesser of (A) the aggregate amount on deposit in the Principal Funding Account in excess of the Class A Note Principal Balance and (B) the Class B Note Principal Balance, in each case as of the Record Date preceding such Distribution Date.

               "Deficit Controlled Accumulation Amount" shall mean (a) on the first Distribution Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account on such Distribution Date and (b) on each subsequent Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited into the Principal Funding Account on such subsequent Distribution Date.

               "Distribution Date" shall mean November 15, 2002 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

               "Early Amortization Period" shall mean the period commencing on the first day of the Due Period on which an Amortization Event with respect to Series 2002-1 is deemed to have occurred or, if the Servicer is required to make daily deposits into the Collection Account, on the day such Amortization Event is deemed to have occurred, and ending upon the earlier to occur of (a) the payment in full of the Note Principal Balance to the Series 2002-1 Noteholders and (b) the Series 2002-1 Final Maturity Date.

               "Eligible Investments" shall mean, with respect to funds allocable to Series 2002-1 in the Collection Account, the Principal Funding Account and the Reserve Account, "Eligible Investments" as defined in the Indenture, except that (a) all references in such definition to "rating satisfactory to the Rating Agency" shall mean ratings of not less than "A-1+", "P-1" and "F1+" (whichever is applicable), unless otherwise specified by the Rating Agency, and (b) all such investments shall have maturities at the time of the acquisition thereof occurring no later than the Distribution Date following such date of acquisition.

               "Excess Finance Charge Sharing Group One" shall mean Series 2002-1 and each other Series specified in the related indenture supplement to be included in Excess Finance Charge Sharing Group One.

                 "Excess O/C Amount" shall mean, with respect to any Distribution Date, the excess of the O/C Amount before giving effect to distributions on such Distribution Date over the Required O/C Amount as of such Distribution Date.

                 "Excess Spread" shall mean with respect to any Due Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to (i) Available Investor Finance Charge and Administrative Collections with respect to such Due Period, plus (ii) any Excess Finance Charge and Administrative Collections that are allocated to Series 2002-1 with respect to such Due Period, minus (iii) the amounts distributable pursuant to subsection 4.04(a)(i) through (viii) with respect to the related Distribution Date, and (b) the denominator of which is the sum of the Note Principal Balance and the O/C Amount as of the last day of the immediately preceding Due Period.

                 "Expected Principal Payment Date" shall mean the October 2005 Distribution Date.

                 "Finance Charge Shortfall" shall have the meaning specified in
Section 4.07.

                 "Fixed Investor Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (a) the numerator of which is the Adjusted Invested Amount as of the close of business on the last day of the Revolving Period and (b) the denominator of which is the Adjusted Pool One Principal Balance.

                 "Floating Investor Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (a) the numerator of which is the Adjusted Invested Amount as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period, the Initial Invested Amount) and (b) the denominator of which is the Adjusted Pool One Principal Balance.

                 "Initial O/C Amount" shall mean $62,222,223.

                 "Initial Invested Amount" shall mean $622,222,223.

                 "Initial Principal Amount" shall mean $560,000,000.

                 "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) to but excluding such Distribution Date.

                 "Interim Note Principal Amount" shall mean, as of any Distribution Date (with respect to clauses (a), (b) and (c), before giving effect to distributions on such Distribution Date), (a) the Class A Note Principal Balance, plus (b) the Class B Note Principal Balance, minus (c) the Principal Funding Account Balance, if any, as of such Distribution Date, minus
(d) the Controlled Deposit Amount distributed pursuant to Section 4.04(c)(i) for such Distribution Date.

                 "Invested Amount" shall mean, as of any date of determination, an amount equal to the Initial Principal Amount of the Series 2002-1 Notes and the Initial O/C Amount minus (a) the amount of principal previously paid to the Series 2002-1 Noteholders with respect to the Class A Notes and the Class B Notes (including the principal amount of any Notes purchased by the Transferor) and any reduction in the O/C Amount pursuant to Section 4.04(b) or (c), and (b) the amount of unreimbursed Investor Charge-offs and unreimbursed Subordinated Principal Collections.

                 "Investor Charge-off" shall have the meaning specified in
Section 4.05.

                 "Investor Defaulted Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the related Due Period and (b) the Investor Percentage for such Due Period.

                 "Investor Finance Charge and Administrative Collections" shall mean, with respect to any Distribution Date, an amount equal to the product of
(a) Investor Percentage for the related Due Period and (b) Collections of Finance Charge and Administrative Receivables deposited in the Collection Account for the related Due Period.

                 "Investor Percentage" shall mean, for any Due Period, (a) with respect to (i) Finance Charge and Administrative Receivables during any period other than the Early Amortization Period, (ii) Principal Receivables during the Revolving Period and (iii) Defaulted Amounts at any time, the Floating Investor Percentage and (b) with respect to (i) Principal Receivables during any period other than the Revolving Period and (ii) Finance Charge and Administrative Receivables during the Early Amortization Period, the Fixed Investor Percentage.

                 "LIBOR" shall mean, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of Section 4.12.

                 "LIBOR Determination Date" shall mean (a) October 24, 2002 for the period from and including the Closing Date through and including November 14, 2002 and (b) the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

                 "London Business Day" shall mean any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                 "Monthly Administration Fee" shall mean the product of (i) one-twelfth of the Administration Fee and (ii) the Floating Investor Percentage.

                 "Monthly Interest" shall mean, with respect to any Distribution Date, the sum of the Class A Monthly Interest and the Class B Monthly Interest for such Distribution Date.

                 "Monthly Principal" shall mean the monthly principal distributable in respect of the Notes and the O/C Amount as calculated in accordance with Section 4.03.

                 "Monthly Servicing Fee" shall mean, for any Distribution Date, an amount equal to one-twelfth of the product of:

                 (a)   the Servicing Fee Rate;

                 (b) the Floating Investor Percentage for the related Due Period; and

                 (c) the total amount of Principal Receivables as of the close of business on the last day of the immediately preceding Due Period, excluding the principal portion of Participation Interests;

provided, however, that with respect to any Due Period in which an Addition Date for an Aggregate Addition or a Removal Date occurs, the amount in clause (c) above shall be the sum of the amounts for each day in that Due Period computed as follows and divided by the number of days in that Due Period:

                 (i) the aggregate amount of Principal Receivables, excluding the principal portion of participation interests, as of the close of business on the last day of the prior Due Period, for each day in the period from and including the first day of that Due Period to but excluding the related Additional Cut-off Date or Removal Date; and

                 (ii) the aggregate amount of Principal Receivables, excluding the principal portion of participation interests, as of the close of business on the related Additional Cut-off Date or Removal Date after adjusting for the aggregate amount of Principal Receivables, excluding the principal portion of Participation Interests, added to or removed on the related Additional Cut-off Date or Removal Date, as the case may be, for each day in the period from and including the related Additional Cut-off Date or Removal Date to and including the last day of that Due Period;

provided further, that with respect to the first Distribution Date, the Monthly Servicing Fee will equal $1,037,037.

                 "Monthly Subordination Amount" shall mean with respect to any Due Period an amount equal to the sum of:

                 (a) the lower of (i) the excess of the amounts distributable pursuant to subsection 4.04(a)(i) over the Available Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections allocated with respect thereto pursuant to subsection 4.04(a)(i), and (ii) (1) the product of (I) 18.50% and (II) the Initial Invested Amount minus (2) any principal payments to the O/C Holder and (3) the amount of unreimbursed Investor Charge-offs (after giving effect to Investor Charge-offs for the related Due Period) and unreimbursed Subordinated Principal Collections (as of the previous Distribution Date); and

                 (b) the lower of (i) the excess of the amounts distributable pursuant to subsections 4.04(a)(ii) and 4.04(a)(iii), over the Available Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections allocated with respect thereto pursuant to subsections 4.04(a)(ii) and 4.04(a)(iii), and (ii)(1) the product of (I) 10% and
(II) the Initial Invested Amount minus (2) any principal payments to the O/C Holder and (3) the amount of unreimbursed Investor Charge-offs (after giving effect to Investor Charge-offs for the related Due Period) and unreimbursed Subordinated Principal Collections (including amounts allocated pursuant to clause (a) above with respect to the related Distribution Date).

                 "Note Principal Balance" shall mean, at any time of determination, the sum of the Class A Note Principal Balance and the Class B Note Principal Balance.

                 "O/C Amount" shall mean, with respect to any date, an amount equal to (a) the Invested Amount minus (b) the Note Principal Balance.

                 "O/C Holder" shall mean initially Household Receivables Funding, Inc. III, a Delaware corporation, as initial holder of the Transferor Certificate.

                 "Pool One" shall mean the pool of Receivables listed on
Schedule 1 of the Transfer and Servicing Agreement.

                 "Pool One Series" shall mean Series 2002-1 and each other Series which is designated as a Pool One Series in the related Indenture Supplement.

                 "Principal Funding Account" shall have the meaning set forth in subsection 4.10(a).

                 "Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

                 "Principal Funding Investment Proceeds" shall mean, with respect to each Distribution Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

                 "Principal Sharing Group One" shall mean Series 2002-1 and each other Series specified in the related Indenture Supplement to be included in Principal Sharing Group One.

                 "Rating Agency" shall mean each of Standard & Poor's, Moody's and Fitch.

                 "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Note Principal Balance and the O/C Amount on such Distribution Date, plus (b) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 2002-1 Noteholders, plus (c) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2002-1 Noteholders on a prior Distribution Date.

                 "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

                 "Refunding Proceeds" shall mean with respect to any Distribution Date, any proceeds of the issuance of a new Series of Notes remitted by the Transferor, with the prior written consent of the Indenture Trustee at least one Business Day prior to such Distribution Date, for deposit into the Collection Account and application as Available Investor Principal Collections.

                 "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate (calculated based upon Collections of Principal Receivables for any Due Period, over the amount of Principal Receivables on the first day of such Due Period) on the Accounts for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

                 "Required O/C Amount" shall mean, as of the Closing Date, the Initial O/C Amount and, as of any Distribution Date thereafter, an amount equal to 11.11% of the Interim Note Principal Amount for such Distribution Date but not less than 3% of the Initial Invested Amount; provided that (a) if an Amortization Event has occurred, the Required O/C Amount for any Distribution Date shall equal the amount of such requirement immediately preceding such Amortization Event, (b) in no event shall the Required O/C Amount exceed the sum of the Class A Note Principal Balance and the Class B Note Principal Balance on any such date, (c) the Required O/C Amount may be reduced at any time to a lesser amount if (i) the Rating Agency Condition is satisfied and (ii) an Officer's Certificate of the Transferor has been delivered to the effect that in the reasonable belief of the Transferor, such reduction will not result in an Adverse Effect, and (d) the Transferor, in its sole discretion, may increase the Required O/C Amount at any time.

                 "Required Reserve Account Amount" shall mean, with respect to any Distribution Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.5% of the Class A Note Principal Balance or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee an Officer's Certificate indicating that such designation will not result in an Adverse Effect.

                 "Required Transferor Amount" shall have the meaning specified in the Indenture.

                 "Required Transferor Percentage" shall mean with respect to Pool One, (a) initially 7.0% or (b) any other percentage designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not have an Adverse Effect.

                 "Reserve Account" shall have the meaning specified in subsection 4.11(a).

                 "Reserve Account Funding Date" shall mean (a) the third Distribution Date prior to the scheduled commencement of the Controlled Accumulation Period if the average Excess Spread for any three consecutive months is 4% or greater, (b) the fourth Distribution Date prior to the scheduled commencement of the Controlled Accumulation Period if the average Excess Spread for any three consecutive months is 3% or greater, but less than 4%, (c) the sixth Distribution Date prior to the scheduled commencement of the Controlled Accumulation Period if the average Excess Spread for any three consecutive months is 2% or greater, but less than 3% and (d) the twelfth Distribution Date prior to the scheduled commencement of the Controlled Accumulation Period if the average Excess Spread for any three consecutive months is less than 2%. For purposes of this definition, Excess Spread shall be determined for each month beginning 15 months prior to the scheduled commencement of the Controlled Accumulation Period.

                 "Reserve Account Surplus" shall mean, as of any Distribution Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

                 "Reserve Draw Amount" shall mean, with respect to each Distribution Date relating to the Controlled Accumulation Period or the first Distribution Date relating to the Early Amortization Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Distribution Date.

                 "Revolving Period" shall mean the period beginning on the Closing Date and ending on the earlier of the close of business on the day immediately preceding the day the Controlled Accumulation Period or the Early Amortization Period commences.

                 "Series 2002-1" shall mean the Series of Notes for which the terms are specified in this Indenture Supplement.

                 "Series 2002-1 Accounts" shall mean the Reserve Account and the Principal Funding Account.

                 "Series 2002-1 Amortization Event" shall have the meaning specified in Section 6.01.

               "Series 2002-1 Cut-off Date" shall mean the close of business on September 30, 2002.

               "Series 2002-1 Final Maturity Date" shall mean the earliest to occur of (a) the July 2008 Distribution Date, (b) the Distribution Date on which the Notes are paid in full, (c) the termination of the Trust pursuant to Section
11.01 of the Indenture and (d) at the option of the Transferor, the day on which the right of all Series of Notes to receive payments from the Trust has terminated.

               "Series 2002-1 Note" shall mean a Class A Note or a Class B Note.

               "Series 2002-1 Noteholder" shall mean a Class A Noteholder or a Class B Noteholder.

               "Series 2002-1 Principal Shortfall" shall have the meaning specified in Section 4.08.

               "Series Adjusted Invested Amount" shall mean, with respect to any Due Period:

               (a) during the Revolving Period, the Invested Amount as of the last day of the immediately preceding Due Period;

               (b) during the Controlled Accumulation Period, the amount specified in clause (a) above as of the close of business on the last day of the Revolving Period less unreimbursed Investor Charge-offs thereafter; provided, however, that on any date, at the option of the Transferor (the exercise of such option to be evidenced by written instructions from the Transferor to the Servicer and the Indenture Trustee) and upon ten days written notice to the Rating Agency, such amount may be reduced below the amount specified for the previous Due Period to an amount not less than the greater of (i) the Adjusted Invested Amount as of the last day of the immediately preceding Due Period (less any amounts deposited into the Principal Funding Account since the last day of the immediately preceding Due Period) and (ii) an amount that, if used as the numerator of the Fixed Investor Percentage for the remainder of the Controlled Accumulation Period, would assure that Available Investor Principal Collections for this Series plus the product of the aggregate amount of the Shared Principal Collections during each Due Period multiplied by a fraction the numerator of which is the Invested Amount of this Series and the denominator of which is the aggregate invested amount of all Series not scheduled to be in their revolving period during such Due Period would equal at least 125% of the applicable Controlled Accumulation Amount for such Due Period for so long as the Invested Amount is greater than zero, assuming for this purpose that (A) the payment rate with respect to Collections of Principal Receivables remains constant at the level of the immediately preceding Due Period, (B) the total amount of Principal Receivables theretofore conveyed to and in the Trust (and the Special Funding Amount) remains constant at the level existing on the date of such reduction,
(C) no amortization event with respect to any Series will subsequently occur and
(D) no additional Series (other than any Series being issued on the date of such reduction) will be subsequently issued; and

               (c) during any Early Amortization Period, the Invested Amount as of the last day of the Revolving Period less unreimbursed Investor Charge-offs thereafter or, if less, the amount last determined pursuant to clause (b) above during the Controlled Accumulation Period.

               "Series Portfolio Yield" shall mean, with respect to any Due Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to the sum of (i) Available Investor Finance Charge and Administrative Collections with respect to such Due Period, plus (ii) any Excess Finance Charge and Administrative Collections that are allocated to Series 2002-1 with respect to such Due Period, such sum to be calculated after subtracting the Investor Defaulted Amount for such Due Period, and (b) the denominator of which is the sum of the Note Principal Balance and the O/C Amount as of the last day of the immediately preceding Due Period.

               "Servicing Fee Rate" shall mean 2% per annum or such lesser percentage as may be specified by the Servicer in an Officer's Certificate filed with the Indenture Trustee; provided, however, that (a) such Officer's Certificate shall state that, in the reasonable belief of the Servicer, such change in percentage will not result in an Adverse Effect and (b) the Servicer shall have provided written notice of such change to the Rating Agency at least ten days prior to the date such change is to take effect.

               "Subordinated Principal Collections" shall mean with respect to any Due Period, Available Investor Principal Collections applied in accordance with Section 4.06.

               "Telerate Page 3750" shall mean the display page currently so designated on the Moneyline Telerate Services Report (or such other page as may replace that page in that service for the purpose of displaying comparable rates or prices).

               "Variable Funding Series" shall mean any Series, the invested amount of which may be increased or decreased subject to the satisfaction of certain conditions specified in the Indenture Supplement related to such Series.

               Each capitalized term defined herein shall relate to the Series 2002-1 Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture or Transfer and Servicing Agreement, the terms and provisions of this Indenture Supplement shall govern.

               The words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture Supplement shall refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Indenture Supplement unless otherwise specified; and the term "including" means "including without limitation."

                               [END OF ARTICLE II]

                                   ARTICLE III

                          SERVICING FEE AND INTERCHANGE

     Section 3.01.  Servicing Compensation; Interchange.

               (a) Servicing Fee. The share of the Servicing Fee allocable to the Series 2002-1 Noteholders with respect to any Distribution Date shall equal the Monthly Servicing Fee. The portion of the Servicing Fee that is not allocable to the Series 2002-1 Noteholders shall be paid by the holders of the Transferor Certificates or the noteholders of other Series (as provided in the related Indenture Supplements), and in no event shall the Trust, the Owner Trustee, the Indenture Trustee or the Series 2002-1 Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Certificates or the noteholders of any other Series.

               (b) Interchange. Not later than 1:00 p.m., New York City time, on each Transfer Date, the Servicer shall notify the Transferor, the Owner Trustee and the Indenture Trustee of the amount of Interchange to be included as Collections of Finance Charge and Administrative Receivables. On each Distribution Date, the Transferor shall cause to be deposited into the Collection Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge and Administrative Receivables allocable to Series 2002-1 with respect to the preceding Due Period and such Interchange shall be treated as a portion of Collections of Finance Charge and Administrative Receivables allocable to Series 2002-1 for all purposes of this Indenture Supplement, the Indenture and the Transfer and Servicing Agreement. Notwithstanding the above, if the Transferor shall have delivered to the Indenture Trustee an Officer's Certificate stating that the Transferor reasonably believes that such action will not have an Adverse Effect, the Transferor may, in lieu of causing the deposit of Interchange into the Collection Account as set forth above, designate Discount Option Receivables pursuant to Section 2.12 of the Transfer and Servicing Agreement in an amount approximately equal to the then current Interchange with respect to the Accounts.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                       RIGHTS OF SERIES 2002-1 NOTEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS

     Section 4.01.  Collections and Allocations.

               (a) Allocations. Collections of Finance Charge and Administrative Receivables and Principal Receivables and Defaulted Receivables allocated to Series 2002-1 pursuant to Article VIII of the Indenture shall be allocated and distributed as set forth in this Article.

               (b) Payments to the Transferor. The Servicer shall on Deposit Dates direct the Indenture Trustee to withdraw from the Collection Account and pay to the Transferor the following amounts:

                    (i) an amount equal to the Transferor Percentage for the related Due Period of Collections of Finance Charge and Administrative Receivables to the extent that such amount is then on deposit in the Collection Account; and

                    (ii) (A) if the Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero, an amount equal to the Transferor Percentage for the related Due Period of Collections of Principal Receivables that are then on deposit in the Collection Account, and

                           (B) if the Transferor Amount (determined after giving
               effect to any Principal Receivables transferred to the Trust on such Deposit Date) does not exceed zero, the amount set forth in clause (A) shall be deposited into the Special Funding Account.

               The withdrawals to be made from the Collection Account pursuant to this subsection 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Receivables or the Notes pursuant to Section 2.06 or 7.01 of the Transfer and Servicing Agreement or Section 11.04 of the Indenture.

               (c) Allocations to the Series 2002-1 Noteholders and to the O/C Holder. The Servicer shall, prior to the close of business on any Deposit Date, allocate to the Series 2002-1 Noteholders and to the O/C Holder the following amounts as set forth below:

                    (i) Allocations of Investor Finance Charge and Administrative Collections. The Servicer shall allocate to the Series 2002-1 Noteholders and to the O/C Holder and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Investor Percentage and (B) the aggregate amount of Collections of Finance Charge and Administrative Receivables deposited in the Collection Account on such Deposit Date.

                    (ii) Allocations of Principal Collections. The Servicer shall allocate to the Series 2002-1 Noteholders and to the O/C Holder the following amounts as set forth below:

                    (A) Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2002-1 Noteholders and retained in the Collection Account until applied as provided herein.

                    (B) Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be allocated to the Series 2002-1 Noteholders and deposited in the Principal Funding Account until applied as provided herein; provided, however, that if such Collections with respect to such Due Period exceed the Controlled Deposit Amount for the related Distribution Date then such excess shall be first, retained in the Collection Account for application to reduce the O/C Amount to the Required O/C Amount, second, if any other Principal Sharing Series in Principal Sharing Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Principal Sharing Group One on the related Distribution Date, and third paid to the holders of the Transferor Certificates only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account for Pool One.

                    (C) Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2002-1 Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Note Principal Balance has been deposited into the Collection Account and allocated to the Series 2002-1 Noteholders, the excess over such amount shall be first, retained in the Collection Account for application to reduce the O/C Amount to the Required O/C Amount, second, if any other Principal Sharing Series in Principal Sharing Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and third paid to the holders of the Transferor Certificates only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account for Pool One.

     Section 4.02.  Determination of Monthly Interest.

               (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Due Period.

               On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date and any unpaid Class A Monthly Interest for a prior Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class A Note Interest Rate in effect with respect to the related Interest Period and (iii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

         (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Due Period.

         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date and any unpaid Class B Monthly Interest for a prior Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount ("Class B Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period and (iii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

         Section 4.03. Determination of Monthly Principal.

         The amount of monthly principal distributable from the Collection Account with respect to the Notes and the O/C Amount on each Distribution Date (the "Monthly Principal"), beginning with the Distribution Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (a) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (b) for each Distribution Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount and the Excess O/C Amount for such Distribution Date and (c) the Adjusted Invested Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.05 and 4.06).

         Section 4.04. Application of Available Funds on Deposit in the Collection Account. The Servicer shall apply, or shall cause the Indenture Trustee to apply by written instruction to the Indenture Trustee, on each Distribution Date, Available Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections allocable to Series 2002-1 in accordance with Section 4.07 and Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

         (a) On each Distribution Date, an amount equal to the Available Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections allocable to Series 2002-1 in accordance with
Section 4.07 with respect to such Distribution Date will be distributed or deposited in the following priority:

               (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date, plus the amount of any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class A Noteholders on such Distribution Date;

               (ii) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date, plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class B Noteholders on the applicable Distribution Date;

               (iii) (A) if HFC or an Affiliate of HFC is no longer the Servicer, an amount equal to the Monthly Servicing Fee for such Distribution Date, plus the amount of any Monthly Servicing Fee previously due but not distributed to such Servicer on a prior Distribution Date, shall be distributed to such Servicer and (B) if HFC or an Affiliate of HFC is no longer the Administrator, an amount equal to the Monthly Administration Fee for such Distribution Date, plus the amount of any Monthly Administration Fee previously due but not distributed to such Administrator on a prior Distribution Date, shall be distributed to such Administrator;

               (iv) an amount equal to the Investor Defaulted Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

               (v) an amount equal to the sum of the aggregate amount of Investor Charge-offs and the amount of Subordinated Principal Collections which have not been previously reimbursed shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

               (vi) upon the occurrence of an Event of Default with respect to Series 2002-1 and acceleration of the maturity of the Series 2002-1 Notes pursuant to Section 5.03 of the Indenture, the balance, if any, up to the outstanding Note Principal Balance shall be treated as a portion of Available Investor Principal Collections for such Distribution Date for distribution to the Series 2002-1 Noteholders;

               (vii) if HFC or an Affiliate of HFC is the Servicer, an amount equal to the Monthly Servicing Fee for such Distribution Date that has not been paid to the Servicer and any Monthly Servicing Fee due but not paid to the Servicer on a prior Distribution Date shall be paid to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 8.04 of the Indenture);

               (viii) if HFC or an Affiliate of HFC is the Administrator, an amount equal to the Monthly Administration Fee for such Distribution Date and any Monthly Administration Fee due but not paid to the Administrator on a prior Distribution Date shall be paid to the

     Administrator (unless such amount has been netted against deposits to the Collection Account in accordance with Section 8.04 of the Indenture);

               (ix) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.11(f), an amount equal to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account; and

               (x) the balance, if any, will constitute a portion of Excess Finance Charge and Administrative Collections for such Distribution Date and will be available for allocation to other Series in Excess Finance Charge Sharing Group One or to the Transferor, as set forth in Section 8.08C of the Indenture.

           (b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Due Period shall be distributed in the following order of priority:

               (i) an amount equal to the excess, if any, of the O/C Amount over the Required O/C Amount shall be paid to the Transferor, for reduction of the O/C Amount, to the extent that the Transferor Amount exceeds zero; and

               (ii) the balance of such Available Investor Principal Collections shall be treated as Shared Principal Collections with respect to Principal Sharing Group One and applied in accordance with Section 8.05 of the Indenture.

           (c) On each Distribution Date with respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Due Period shall be distributed or deposited in the following order of priority:

               (i) during the Controlled Accumulation Period and prior to the payment in full of the Class A Notes, the Class B Notes and the O/C Amount an amount equal to the Monthly Principal for such Distribution Date shall be first, deposited into the Principal Funding Account in an amount not to exceed the Controlled Deposit Amount and second, an amount not to exceed the Excess O/C Amount shall be distributed to the O/C Holder for reduction of the O/C Amount;

               (ii) during the Early Amortization Period, an amount equal to the Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class A Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class A Note Principal Balance has been paid in full;

               (iii) after giving effect to the distribution referred to in clause (ii) above, during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class B Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class B Note Principal Balance has been paid in full;

               (iv) after the Class B Note Principal Balance has been reduced to zero, during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the O/C Holder, for reduction of the O/C Amount, on such Distribution Date and on each subsequent Distribution Date until the O/C Amount has been paid in full; and

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

                     (v) the balance of such Available Investor Principal Collections shall be treated as Shared Principal Collections with respect to Principal Sharing Group One and applied in accordance with Section 8.05 of the Indenture.

              (d) On the earlier to occur of (i) the first Distribution Date with respect to the Early Amortization Period and (ii) the Expected Principal Payment Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and distribute to the Paying Agent for payment first, to the Class A Noteholders up to the Class A Note Principal Balance, and second, to the Class B Noteholders up to the Class B Note Principal Balance, the amounts deposited into the Principal Funding Account pursuant to subsection 4.04(c)(i).

              (e) The Controlled Accumulation Period is scheduled to commence at the close of business on July 31, 2004; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 14 Due Periods, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the Due Period that is the number of whole Due Periods prior to the Expected Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Due Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the July 2004 Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of whole Due Periods such that the sum of the Accumulation Period Factors for each Due Period during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one Due Period; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if an Officer's Certificate is delivered by the Transferor indicating that, in the reasonable belief of an Authorized Officer of the Transferor, such action will not result in an Adverse Effect.

         Section 4.05 Investor Charge-offs. On each Determination Date, the Servicer shall calculate the Investor Defaulted Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Investor Defaulted Amount for the related Due Period exceeds the amount available therefor pursuant to
Section 4.04(a)(iv) with respect to such Due Period, the Invested Amount will be reduced by the amount of such excess, but not by more than the Investor Defaulted Amount for such Distribution Date (such reduction, an "Investor Charge-off").

         Section 4.06. Subordinated Principal Collections. On each Distribution Date, the Servicer shall apply, or shall cause the Indenture Trustee to withdraw from the Collection Account and apply, Subordinated Principal Collections with respect to such Distribution Date, in an amount equal to the lesser of the (a) Investor Percentage of all Collections of Principal Receivables received during the preceding Due Period and (b) the Monthly Subordination Amount for the preceding Due Period in accordance with the priority set forth in clauses (i) through (iii) of Section 4.04(a). On each Distribution Date, the Invested Amount shall be reduced by the amount of Subordinated Principal Collections for such Distribution Date.

         Section 4.07. Excess Finance Charge and Administrative Collections. Subject to Section 8.08C of the Indenture, Excess Finance Charge and Administrative Collections with respect to the Excess Finance Charge Sharing Series in Excess Finance Charge Sharing Group One for any Distribution Date will be allocated to Series 2002-1 in an amount equal to the product of (a) the aggregate amount of Excess Finance Charge and Administrative Collections with respect to all the Excess Finance Charge Sharing Series in Excess Finance Charge Sharing Group One for such Distribution Date and (b) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2002-1 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Finance

Charge Sharing Series in Excess Finance Charge Sharing Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 2002-1 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.04(a)(i) through (ix) on such Distribution Date over (b) the Available Investor Finance Charge and Administrative Collections with respect to such Distribution Date.

         Section 4.08. Shared Principal Collections.

                 Subject to Section 8.05 of the Indenture, Shared Principal Collections with respect to the Series in Principal Sharing Group One for any Distribution Date will be allocated to Series 2002-1 in an amount equal to the product of (a) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series in Principal Sharing Group One for such Distribution Date and (b) a fraction, the numerator of which is the Series 2002-1 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series in Principal Sharing Group One for such Distribution Date. The "Series 2002-1 Principal Shortfall" will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount and the Excess O/C Amount with respect to such Distribution Date over the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (c) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Adjusted Invested Amount over the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

         Section 4.09. [Reserved].

         Section 4.10. Principal Funding Account.

                 (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee, in the name of the Indenture Trustee, for the benefit of the Series 2002-1 Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-1 Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2002-1 Noteholders. If at any time the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, (or such longer period as to which the Rating Agency has consented) establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Funding Account, make deposits into the Principal Funding Account in the amounts specified in, and otherwise in accordance with, subsection 4.04(c)(i).

                 (b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Principal Funding Account on any Distribution Date, after giving effect to any withdrawals from the Principal Funding Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Indenture Trustee shall:

                   (i) hold each Eligible Investment that constitutes investment property through a Securities Intermediary, which Securities Intermediary shall agree with the Indenture Trustee that
          (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such Securities Intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such Securities Intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such Securities Intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee,
          (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such Securities Intermediary or anyone claiming through such Securities Intermediary (other than the Indenture Trustee), and (G) such agreement between such Securities Intermediary and the Indenture Trustee shall be governed by the laws of the State of New York; and

                   (ii) maintain possession of each other Eligible Investment not described in clause (i) above;

provided, that no Eligible Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

               On each Distribution Date with respect to the Controlled Accumulation Period and on the first Distribution Date with respect to the Early Amortization Period, the Indenture Trustee, acting at the Servicer's direction given on or before such Distribution Date, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account for application as Available Investor Finance Charge and Administrative Collections for such Distribution Date.

               Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Indenture Supplement.

     Section 4.11. Reserve Account.


               (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Indenture Trustee, for the benefit of the Series 2002-1 Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-1 Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2002-1 Noteholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days (or such longer period as to which the Rating Agency has consented), establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.04(a)(ix).

               (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Indenture Trustee shall:

                   (i) hold each Eligible Investment that constitutes investment property through a Securities Intermediary, which Securities Intermediary shall agree with the Indenture Trustee that
          (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such Securities Intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such Securities Intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such Securities Intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee,
          (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such Securities Intermediary or anyone claiming through such Securities Intermediary (other than the Indenture Trustee), and (G) such agreement between such Securities Intermediary and the Indenture Trustee shall be governed by the laws of the State of New York; and

                   (ii) maintain possession of each other Eligible Investment not described in clause (i) above;

provided that no Eligible Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

               On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount, and the balance, if any, shall be deposited into the Collection Account and included in Available Investor Finance Charge and Administrative Collections for such Distribution Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

               (c) On or before each Distribution Date with respect to the Controlled Accumulation Period and on or before the first Distribution Date with respect to the Early Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.04(a)(ix) with respect to such Distribution Date.

               (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Distribution Date by the Indenture Trustee (acting in accordance with the instructions of the Servicer) and deposited into the Collection Account for application as Available Investor Finance Charge and Administrative Collections for such Distribution Date.

               (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Indenture Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account and pay to the Owner Trustee for distribution in accordance with the Trust Agreement an amount equal to such Reserve Account Surplus.

               (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) if the Controlled Accumulation Period has not commenced, the first Distribution Date relating to the Early Amortization Period and (iii) if the Controlled Accumulation Period has commenced, the earlier of the first Distribution Date with respect to the Early Amortization Period and the Expected Principal Payment Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2002-1 Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay first, to the O/C Holder for reduction of the O/C Amount until reduced to zero and second, to the Transferor, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Indenture Supplement; provided, however, that following the occurrence of an Event of Default with respect to Series 2002-1 and acceleration of the maturity of the Series 2002-1 Notes pursuant to Section
5.03 of the Indenture, the Servicer shall withdraw from the Reserve Account all amounts on deposit therein and the Indenture Trustee or the Servicer shall deposit such amounts in the Collection Account for distribution to the Series 2002-1 Noteholders in accordance with Section 5.02 to fund any shortfalls in amounts owed to such Series 2002-1 Noteholders.

     Section 4.12. Determination of LIBOR.

               (a) On each LIBOR Determination Date, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

               (b) The Class A Note Interest Rate and the Class B Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its Corporate Trust Office or such other address and telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2002-1 Noteholder from time to time.

               (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Servicer and the Administrator by facsimile transmission, notification of LIBOR for the following Interest Period.

     Section 4.13. Investment Instructions. Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 12:00 p.m. (New York City time) on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 12:00 p.m. (New York City time) on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 12:00 p.m. (New York City time) on the day such investment is requested to be made.

     Section 4.14. Exchange of Notes for Transferor Amount. If the Transferor purchases Series 2002-1 Notes from Series 2002-1 Noteholders, the Transferor may, on any Distribution Date (after giving effect to all required allocations and payments on such Distribution Date), cancel such purchased Series 2002-1 Notes by delivering a written request to the Indenture Trustee to do so; provided, however, that the Transferor may only cancel Class A Notes and Class B Notes it has purchased if the Rating Agency Condition has been satisfied and a credit enhancement deficiency will not result. The Transferor may in connection with such cancellation reduce a portion of the O/C Amount and may (but shall not be required to) cancel such portion of the O/C Amount, provided that the reduction in the O/C Amount resulting from such cancellation may not result in the O/C Amount being less than the Required O/C Amount. As a result of any cancellation of Series 2002-1 Notes pursuant to this Section, (a) the Invested Amount shall be reduced by (i) the aggregate principal amount of such purchased Series 2002-1 Notes and (ii) the reduction in the O/C Amount and (b) the Transferor Amount shall be increased in an amount equal to such reduction in the Invested Amount.

                               [END OF ARTICLE IV]

                                    ARTICLE V

                        DELIVERY OF SERIES 2002-1 NOTES;
               DISTRIBUTIONS; REPORTS TO SERIES 2002-1 NOTEHOLDERS

     Section 5.01. Delivery and Payment for the Series 2002-1 Notes.

          With respect to the Series 2002-1 Notes which are in certificated form, the Issuer shall execute and the Indenture Trustee shall authenticate the Series 2002-1 Notes in accordance with Section 2.03 of the Indenture. The Indenture Trustee shall deliver those Series 2002-1 Notes to or upon the order of the Trust when so authenticated.

     Section 5.02. Distributions.

          (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Notes pursuant to this Indenture Supplement.

          (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class A Notes pursuant to this Indenture Supplement.

          (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes pursuant to this Indenture Supplement.

          (d) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class B Notes pursuant to this Indenture Supplement.

          (e) On each Distribution Date, the Paying Agent shall distribute to the O/C Holder, in immediately available funds, the amounts held by the Paying Agent that are allocated and available on such Distribution Date to reduce the O/C Amount pursuant to this Indenture Supplement.

          (f) The distributions to be made pursuant to this Section 5.02 are subject to the provisions of Sections 2.06, 6.01 and 7.01 of the Transfer and Servicing Agreement, Section 11.02 of the Indenture and Section 7.01 of this Indenture Supplement.

          (g) Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Series 2002-1 Noteholders hereunder shall be made by (i) check mailed to each Series 2002-1 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2002-1 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2002-1 Note or the making of any notation thereon.

         Section 5.03.     Reports and Statements to Series 2002-1 Noteholders.

                  (a) On each Distribution Date, the Paying Agent, on behalf of the Indenture Trustee, shall, provided the Servicer has delivered a statement substantially in the form of Exhibit C, forward to each Series 2002-1 Noteholder such statement substantially in the form of Exhibit C prepared by the Servicer.

                  (b) Not later than the second Business Day preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Paying Agent and each Rating Agency (i) a statement substantially in the form of Exhibit C prepared by the Servicer and (ii) a certificate of an Authorized Officer substantially in the form of Exhibit D; provided that the Servicer may amend the form of Exhibit C and Exhibit D, from time to time.

                  (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2002-1 Noteholder by a request in writing to the Servicer.

                  (d) On or before January 31 of each calendar year, beginning with calendar year 2003, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2002-1 Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2002-1 Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                  (e) On or before March 31 of each calendar year, beginning with March 31, 2003, the Paying Agent, on behalf of the Indenture Trustee, shall forward to each Series 2002-1 Noteholder copies of each certificate and report furnished to the Indenture Trustee pursuant to Section 3.05 or 3.06 of the Transfer and Servicing Agreement.

                               [END OF ARTICLE V]

                                   ARTICLE VI

                        SERIES 2002-1 AMORTIZATION EVENTS

         Section 6.01. Series 2002-1 Amortization Events. If any one of the following events shall occur with respect to Series 2002-1:

                  (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has an Adverse Effect on the Series 2002-1 Noteholders and which continues unremedied and continues to materially and adversely affect the interests of the Series 2002-1 Noteholders for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2002-1 Notes;

                  (b) any representation or warranty made by the Transferor in the Transfer and Servicing Agreement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to
Section 2.01 or subsection 2.09(h) of the Transfer and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2002-1 Notes and as a result of which an Adverse Effect occurs with respect to the Series 2002-1 Noteholders and such Adverse Effect continues for the designated period; provided, however, that a Series 2002-1 Amortization Event pursuant to this subsection 6.01(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

                  (c) a failure by the Transferor to convey Receivables in Additional Accounts or Participation Interests to the Trust within five Business Days after the day on which it is required to convey such Receivables or Participation Interests pursuant to subsection 2.09(a) of the Transfer and Servicing Agreement;

                  (d) any Servicer Default shall occur which has an Adverse Effect on the Series 2002-1 Noteholders;

                  (e) the average Series Portfolio Yield for any three consecutive Due Periods is reduced to a rate which is less than the average of the Base Rates for such period;

                  (f) the Class A Note Principal Balance or the Class B Note Principal Balance shall not be paid in full on the Expected Principal Payment Date; or

                  (g) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2002-1 and an acceleration of the maturity of the Series 2002-1 Notes pursuant to Section 5.03 of the Indenture;

then, in the case of any event described in subparagraph (a), (b) or (d) after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Holders of Series 2002-1 Notes evidencing more than 50% of the aggregate Outstanding Amount of Series 2002-1 Notes by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the Series 2002-1 Noteholders) may declare that an amortization event (a "Series 2002-1 Amortization Event") has occurred as of the date of such notice, and, in the case of any event described in subparagraph (c), (e), (f) or
(g), a Series 2002-1 Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2002-1 Noteholders immediately upon the occurrence of such event.

                               [END OF ARTICLE VI]

                                   ARTICLE VII

  REDEMPTION OF SERIES 2002-1 NOTES; SERIES FINAL MATURITY; FINAL DISTRIBUTIONS

         Section 7.01.  Optional Redemption of Series 2002-1 Notes.

                  (a) On any day occurring on or after the date on which the Note Principal Balance is reduced to 10% or less of the sum of the Class A Note Initial Principal Balance and the Class B Note Initial Principal Balance, the Transferor shall have the option to redeem the Series 2002-1 Notes and the O/C Amount, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

                  (b) The Transferor shall give the Servicer and the Indenture Trustee at least 30 days prior written notice of the date on which the Transferor intends to exercise such optional redemption. Not later than 1:00 p.m., New York City time, on such day the Transferor shall deposit into the Principal Funding Account in immediately available funds the excess of the Reassignment Amount (less the O/C Amount) over the amount, if any, on deposit in the Principal Funding Account. The remaining Reassignment Amount shall be distributed to the O/C Holder for reduction of the O/C Amount. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Principal Funding Account and such distribution to the O/C Holder in accordance with the foregoing, the Invested Amount for Series 2002-1 shall be reduced to zero and the Series 2002-1 Noteholders shall have no further interest in or claim against the Trust. The Reassignment Amount shall be distributed as set forth in subsection 7.02(a).

         Section 7.02.  Series Final Maturity.

                  (a) The amount to be paid by the Transferor with respect to Series 2002-1 in connection with (i) a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Transfer and Servicing Agreement or
(ii) an Optional Redemption of the Notes pursuant to Section 7.01, shall be the Reassignment Amount for the first Distribution Date following the Due Period in which the reassignment obligation arises under the Transfer and Servicing Agreement. With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 herein or Section 2.06 of the Transfer and Servicing Agreement or the proceeds from any Foreclosure Remedy pursuant to
Section 5.05 of the Indenture, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 1:00 p.m. New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds:

                  (i) (x) the Class A Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Noteholders;

                  (ii) (x) the Class B Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Noteholders; and

                  (iii) the O/C Amount on such Distribution Date will be distributed to the Paying Agent for payment to the O/C Holder.

                  (b) Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, all amounts distributed to the Paying Agent pursuant to subsection 7.02(a) for payment to the Series 2002-1 Noteholders shall be deemed distributed in full to the Series 2002-1 Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 11.02 of the Indenture.

                              [END OF ARTICLE VII]

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         Section 8.01. Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

         Section 8.02. Counterparts. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         Section 8.03. Governing Law. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.04. Transfer of the O/C Amount. Notwithstanding anything to the contrary in this Indenture Supplement, no interest in the O/C Amount may be directly or indirectly sold, assigned, pledged, hypothecated, exchanged, participated or otherwise transferred (other than in connection with the transfer upon initial issuance to the Indenture Trustee as security for the Series 2002-1 Notes) except to a Person who is a "United States person" for United States federal income tax purposes and only upon the prior delivery of a Tax Opinion to the Indenture Trustee, and any such transfer in violation of these requirements shall be null and void ab initio.

         Section 8.05. Certain Commercial Law Representations and Warranties. The Issuer hereby makes the following representations and warranties. Such representations and warranties shall survive until the termination of this Indenture Supplement. Such representations and warranties speak of the date that a security interest in the Receivables is granted to the Indenture Trustee but shall not be waived by any of the parties to this Indenture Supplement unless each Rating Agency shall have notified the Transferor, the Administrator, the Owner Trustee and the Indenture Trustee in writing that such waiver will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

         (a) The Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Indenture Trustee in the Receivables described in Section 2.01 of the Agreement or in Section 3(a) of any Assignment, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer.

         (b) The Receivables constitute "accounts" within the meaning of the applicable UCC.

         (c) At the time of its grant of any security interest in the Receivables pursuant to the Agreement or an Assignment, the Issuer owned and had good and marketable title to the Receivables free and clear of any lien, claim or encumbrance of any Person.

         (d) The Issuer has caused or will have caused, within ten (10) days of the initial execution of the Agreement and each Assignment, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Indenture Trustee pursuant to the Agreement or such Assignment.

         (e) Other than the security interest granted to the Indenture Trustee pursuant to the Agreement or an Assignment, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Receivables. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of the Receivables other than any financing statement relating to the security interest granted to the Indenture Trustee pursuant to the Agreement or an Assignment or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

                              [END OF ARTICLE VIII]


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                             WILMINGTON TRUST COMPANY, not in
                                             its individual capacity, but
                                             solely as Owner Trustee on
                                             behalf of the HOUSEHOLD CREDIT
                                             CARD MASTER

                                             NOTE TRUST I



                                             By:    /s/ Joseph B. Feil
                                                --------------------------------
                                                 Name:  Joseph B. Feil
                                                 Title: Senior Financial
                                                         Services Officer


                                             WELLS FARGO BANK MINNESOTA,
                                             NATIONAL ASSOCIATION, not in its
                                             individual capacity, but solely
                                             as Indenture Trustee and
                                             Securities Intermediary

                                             By:    /s/ Sue Dignan
                                                --------------------------------
                                                 Name:  Sue Dignan
                                                 Title: Assistant Vice President



                          [2002-1 Indenture Supplement]

                                                                     EXHIBIT A-1
                                                                     -----------


REGISTERED                                                          $__________

No. R-___                                                  CUSIP NO. __________


     Unless this Class A Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Household Credit Card Master Note Trust I or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name of CEDE & CO. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & CO. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.

            HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I, SERIES 2002-1

          FORM OF CLASS A SERIES 2002-1 FLOATING RATE ASSET BACKED NOTE

     Wilmington Trust Company, acting not in its individual capacity, but solely as owner trustee of Household Credit Card Master Note Trust I (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by an Amended and Restated Trust Agreement, dated as of November 16, 2000, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of $507,111,000, on the Series 2002-1 Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

                                     A-1-1

     IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                                            WILMINGTON TRUST COMPANY, not in its
                                            individual capacity, but solely as
                                            Owner Trustee on behalf of the
                                            HOUSEHOLD CREDIT CARD MASTER
                                            NOTE TRUST I

                                            By:
                                                 ------------------------------
                                                  Name:
                                                  Title:



Dated: October 28, 2002



                                     A-1-2

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class A Notes described in the within-mentioned Indenture.

                                            WELLS FARGO BANK MINNESOTA, NATIONAL
                                             ASSOCIATION,
                                            as Indenture Trustee

                                            By:
                                               --------------------------------
                                                    Authorized Signatory




                                     A-1-3

            HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I, SERIES 2002-1

              CLASS A SERIES 2002-1 FLOATING RATE ASSET BACKED NOTE

                         Summary of Terms and Conditions

     This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as Household Credit Card Master Note Trust I, Series 2002-1 (the "Notes"), issued under an Amended and Restated Master Indenture, dated as of November 16, 2000 (the "Master Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement, dated as of October 28, 2002 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

     This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

     The Class A Note Initial Principal Balance is $507,111,000.
The Class A Note Principal Balance will be determined from time to time by the Indenture Trustee in accordance with the Indenture.

     Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

     Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

     On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2002-1 Noteholders shall be made by (i) check mailed to each Series 2002-1 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2002-1 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2002-1 Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2002-1 Noteholders in accordance with the Indenture.

                                     A-1-4

     On any day occurring on or after the date on which the outstanding principal balance of the Series 2002-1 Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2002-1 Notes, the Issuer shall have the option to redeem the Series 2002-1 Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     This Class A Note does not represent an obligation of, or an interest in, the Transferor, Household Finance Corporation, Household Bank (SB), N.A. or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

     Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, Transferor or the Indenture Trustee shall be affected by notice to the contrary.

     THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-1-5

                                   ASSIGNMENT

     Social Security or other identifying number of assignee___________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________
             (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                                  ______________________1/


                                                     Signature Guaranteed:

                                                     ____________________


____________________

1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-1-6

                                                                     EXHIBIT A-2
                                                                     -----------


REGISTERED                                                           $_________

No. R-__                                                   CUSIP NO. __________

     Unless this Class B Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Household Credit Card Master Note Trust I or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name CEDE & CO. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & CO. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.

            HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I, SERIES 2002-1

          FORM OF CLASS B SERIES 2002-1 FLOATING RATE ASSET BACKED NOTE

     Wilmington Trust Company, acting not in its individual capacity, but solely as owner trustee of Household Credit Card Master Note Trust I (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by an Amended and Restated Trust Agreement, dated as of November 16, 2000, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of $52,889,000, on the Series 2002-1 Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

                                     A-2-1

     IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

                                            WILMINGTON TRUST COMPANY,
                                            not in its individual capacity, but
                                            solely as Owner Trustee on behalf of
                                            the HOUSEHOLD CREDIT CARD MASTER
                                            NOTE TRUST I


                                            By:
                                                 ------------------------------
                                                 Name:
                                                 Title:



Dated:  October 28, 2002



                                     A-2-2

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the Class B Notes described in the within-mentioned
Indenture.

                                           WELLS FARGO BANK MINNESOTA, NATIONAL
                                             ASSOCIATION,
                                           as Indenture Trustee


                                           By: ____________________________
                                                  Authorized Signatory

                                     A-2-3

            HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I, SERIES 2002-1

              CLASS B SERIES 2002-1 FLOATING RATE ASSET BACKED NOTE

                         Summary of Terms and Conditions

          This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as Household Credit Card Master Note Trust I, Series 2002-1 (the "Notes"), issued under an Amended and Restated Master Indenture, dated as of November 16, 2000 (the "Master Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement, dated as of October 28, 2002 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

          The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

          This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

          The Class B Note Initial Principal Balance is $52,889,000. The Class B Note Principal Balance will be determined from time to time by the Indenture Trustee in accordance with the Indenture.

          Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

          Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

          On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2002-1 Noteholders shall be made by (i) check mailed to each Series 2002-1 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2002-1 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2002-1 Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2002-1 Noteholders in accordance with the Indenture.

                                     A-2-4

          On any day occurring on or after the date on which the outstanding principal balance of the Series 2002-1 Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2002-1 Notes, the Issuer shall have the option to redeem the Series 2002-1 Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

          This Class B Note does not represent an obligation of, or an interest in, the Transferor, Household Finance Corporation, Household Bank (SB), N.A. or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

          Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

          Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

          As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, Transferor or the Indenture Trustee shall be affected by notice to the contrary.

          THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-2-5

                                   ASSIGNMENT

Social Security or other identifying number of assignee _______________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________
                  (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                                  ______________________/1/


                                                     Signature Guaranteed:

                                                     ______________________

___________________________

/1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-2-6

                                                                      EXHIBIT B

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                      NOTIFICATION TO THE INDENTURE TRUSTEE

                         ------------------------------

                    HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I

                                  SERIES 2002-1

                         ------------------------------

     The undersigned, a duly authorized representative of Household Finance Corporation ("HFC"), as Servicer pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000 (as amended and supplemented from time to time, the "Transfer and Servicing Agreement"), among HFC, Household Receivables Funding, Inc. III ("HRFI"), as Transferor and Household Credit Card Master Note Trust I (the "Trust"), as amended by Amendment No. 1 thereto, dated as of March 23, 2001, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement or the Amended and Restated Master Indenture, dated as of November 16, 2000 (as amended or supplemented from time to time, the "Master Indenture"), between the Trust and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee") as supplemented by the Series 2002-1 Indenture Supplement, dated as of October 28, 2002, between the Trust and the Indenture Trustee (as amended and supplemented from time to time, the "Indenture Supplement"), as applicable.

     2. HFC is the Servicer.

     3. The undersigned is an Authorized Officer of the Servicer.

I. INSTRUCTION TO MAKE A WITHDRAWAL

     Pursuant to subsection 4.04(a) of the Indenture Supplement, the Servicer does hereby instruct the Indenture Trustee (i) to make withdrawals from the Collection Account on ___________, ____, which date is a Distribution Date under the Indenture Supplement, in the aggregate amounts (equal to the Available Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections allocable to Series 2002-1) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsection 4.04(a) of the Indenture
Supplement:

     A) Pursuant to subsection 4.04(a)(i):

          (1) Class A Monthly Interest for the related
     Interest Period.................................................   $_______

          (2) Class A Monthly Interest previously due but not paid .... $_______

          (3) Class A Additional Interest and any Class A
     Additional Interest previously due but not paid .................. $_______

     B) Pursuant to subsection 4.04(a)(ii):

          (1) Class B Monthly Interest for the related
     Interest Period .................................................. $_______

          (2) Class B Monthly Interest previously due but not paid .... $_______

          (3) Class B Additional Interest and any Class B Additional
     Interest previously due but not paid ............................. $_______

     C) Pursuant to subsection 4.04(a)(iii):

          If HFC or an Affiliate of HFC is no longer the Servicer,

          (1) The Monthly Servicing Fee for such Distribution Date .... $_______

          (2) Accrued and unpaid Monthly Servicing Fees ............... $_______

          If HFC or an Affiliate of HFC is no longer the Administrator,

          (1) The Monthly Servicing Fee for such Distribution Date .... $_______

          (2) Accrued and unpaid Monthly Servicing Fees ............... $_______

     D) Pursuant to subsection 4.04(a)(iv):

          (1) Investor Default Amount for such Distribution Date
     to be treated as Available Investor Principal Collections ........ $_______

     E) Pursuant to subsection 4.04(a)(v):

          (1) Aggregate amount of Investor Charge-offs and
     Subordinated Principal Collections not previously reimbursed to be treated as Available Investor Principal Collections ........ $_______

     F) Pursuant to subsection 4.04(a)(vi

          (1) Upon an Event of Default and acceleration of the
     Series 2002-1 Notes the amount of any balance treated as
     Available Investor Principal Collections ......................... $_______

     G) Pursuant to subsection 4.04(a)(vii):

        If HFC or an Affiliate of HFC is the Servicer,

          (1) The Monthly Servicing Fee for such Distribution Date .... $_______

          (2) Accrued and unpaid Monthly Servicing Fees ............... $_______

     H) Pursuant to subsection 4.04(a)(viii):

        If HFC or an Affiliate of HFC is the Administrator,

          (1) The Monthly Servicing Fee for such Distribution Date .... $_______

          (2) Accrued and unpaid Monthly Servicing Fees ............... $_______

     I) Pursuant to subsection 4.04(a)(ix):

          (1) An amount equal to the amounts to be deposited in
     the Reserve Account to be deposited in the Reserve Account ....... $_______

     J) Pursuant to subsection 4.04(a)(x):

          (1) Excess Finance Charge and Administrative
     Collections ...................................................... $_______

     Pursuant to subsections 4.04(b) and (c) of the Indenture Supplement, the Servicer hereby instructs the Indenture Trustee (i) to make withdrawals from the Collection Account on ____________, which date is a Distribution Date under the Indenture Supplement, in the aggregate amounts (equal to the Available Investor Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsections 4.04(b) and (c) of the Indenture Supplement:

     A) Pursuant to subsection 4.04(b):

          (1) Amount equal to the excess of the O/C Amount
     over the Required O/C Amount.....................................  $_______

          (2) Amount equal to Available Investor Principal
     Collections to be treated as Shared Principal Collections........  $_______

     B) Pursuant to subsection 4.04(c)(i):

          During Controlled Accumulation Period, Monthly Principal for such Distribution Date deposited:

          (1) into the Principal Funding Account......................  $_______

          (2) Amount distributed to the O/C Holder for
     reduction of the O/C Amount......................................  $_______

     C) Pursuant to subsection 4.04(c)(ii):

          (1) During Early Amortization Period, Monthly
     Principal for such Distribution Date to Class A Notes
     until Class A Notes paid in full.................................  $_______

     D) Pursuant to subsection 4.04(c)(iii):

          (1) After giving effect to clause (C) above, during
     Early Amortization Period, if any remaining Monthly Principal, to Class B Notes until Class B Notes paid in full................  $_______

     E) Pursuant to subsection 4.04(c)(iv):

          (1) After giving effect to clauses (C) and (D) above,
     during Early Amortization Period, if any remaining Monthly
     Principal, to O/C Holder until O/C Amount paid in full ..........  $_______

     F) Pursuant to subsection 4.04(c)(v):

          (1) Amount, if any, remaining after giving effect to
     clauses (B) or (E) above, to be treated as Shared Principal
     Collections ...................................................... $_______


     Pursuant to Section 4.06 of the Indenture Supplement, the Servicer does hereby instruct the Indenture Trustee to apply on __________, which is a Distribution Date under the Indenture Supplement, any Subordinated Principal Collections for such Distribution Date in amount equal to the lesser of
(i) Investor Percentage of all Collections of Principal Receivables received during the preceding Due Period and (ii) the Monthly Subordination Amount for the preceding Due Period in accordance with the priority set forth in clauses
(i) through (iii) of Section 4.04(a) of the Indenture Supplement.

II. INSTRUCTION TO MAKE CERTAIN PAYMENTS

     Pursuant to Section 5.02 of the Indenture Supplement, the Servicer does hereby instruct the Indenture Trustee or the Paying Agent, as the case may be, to pay in accordance with Section 5.02 of the Indenture Supplement from the Collection Account or the Principal Funding Account, as applicable, on __________, which date is a Distribution Date under the Indenture Supplement, the following amounts as set forth below:

     A) Pursuant to subsection 5.02(a):

          Interest to be distributed to Class A Noteholders ........... $_______

     B) Pursuant to subsection 5.02(b):

          Principal to be distributed to Class A Noteholders .......... $_______

     C) Pursuant to subsection 5.02(c):

          Interest to be distributed to Class B Noteholders ........... $_______

     D) Pursuant to subsection 5.02(d):

          Principal to be distributed to Class B Noteholders .......... $_______

     E) Pursuant to subsection 5.02(e):

          Interest to be distributed to O/C Holder (including
     amounts, if any, from the Spread Account) ........................ $_______

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of ________, _____.

                                            HOUSEHOLD FINANCE CORPORATION


                                            By: _______________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT C


                                     FORM OF
                           MONTHLY SERVICING STATEMENT
                    (Delivered pursuant to subsection 5.03(a)
                           of the Indenture Supplement

                          HOUSEHOLD FINANCE CORPORATION
                     HOUSEHOLD RECEIVABLES FUNDING, INC. III

                    HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I
                 Class A Notes and Class B Notes, Series 2002-1


     This Certificate relates to the Distribution Date occurring on ______ __, 200_

1. Pool One Information.

     (a)  The aggregate amount of Collections processed for the Due
          Period preceding such Distribution Date was equal to ......... $______

     (b)  The aggregate amount of such Collections with respect to
          Principal Receivables for the Due Period preceding such
          Distribution Date was equal to ............................... $______

          (i)   The total payment rate,
                [((b) + (c)(ii) + (c)(iii))/(f)], is ................... $______

     (c)  The aggregate amount of such Collections with respect to
          Finance Charge and Administrative Receivables for the Due
          Period preceding such Distribution Date was equal to ......... $______

          (i)  The gross cash yield,
               [((ii)+(iii)+(iv)+(v)) * 12/(f)], is .................... $______

          (ii) The amount of such aggregate with respect to Finance
               Charge was equal to ..................................... $______

          (iii) The amount of such aggregate with respect to fees
                was equal to ........................................... $______

          (iv) The amount of such aggregate with respect to Interchange was equal to ............................................ $______

          (v)  The amount of such aggregate with respect to other
               recoveries was equal to ................................. $______

          (vi) The amount of such aggregate with respect to principal recoveries was equal to was equal to .................... $______

     (d)  The Gross Defaulted Amount for the preceding Due Period is ... $______

          (i)  The annualized default rate, (d)*12/(f), is .............

          (ii) The annualized net default rate,
               [(d)-(c)(vi)]*12/(f), is ....... ........................

     (e)  The Portfolio Yield for such Distribution Date
          [c(i) - d(ii)] ...............................................

     (f) The total amount of Principal Receivables in Pool One at the beginning of the preceding Due Period or, if there were
          Additions or Removals during the Due Period, the average
          balance for such Due Period is equal to ......................

     (g)  The total amount of Principal Receivables in Pool One as of the last day of the preceding Due Period is ..................

     (h)  The total amount of Principal Receivables in Pool One at the beginning of the preceding Due Period ........................

     (i)  The total amount of Finance Charge and Administrative
          Receivables in Pool One as of the last day of the
          preceding Due Period is ......................................

     (j) The aggregate outstanding gross balance of the Accounts which were one payment (1-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to ..........................

     (k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to ..........................

     (l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to ................

2. Series 2002-1 Information

     (a) The average rate (the weighted average Class A Note Interest Rate and Class B Note Interest Rate reduced to take into account any payments made pursuant to interest rate agreements, if any) is equal to ..............................

     (b)  Total investor Collections is equal to .......................

     (c)  Investor Principal Collections is equal to ...................

     (d)  The Floating Investor Percentage for the Due Period
          preceding such Distribution Date was equal to ................

     (e)  Investor Finance Charge and Administrative Collections is
          equal to .....................................................

     (f)  Investor Defaulted Amount is equal to ........................

     (g)  The Monthly Servicing Fee is equal to ........................

     (h)  The Monthly Administration Fee is equal to ...................

     (i)  The Series Portfolio Yield for the Due Period preceding such Distribution Date was equal to ..........................

3. Determination of Monthly Interest

     (a)  The number of days in the Interest Period is equal to ........

     (b)  Class A Note Principal Balance - Average for Interest
          Period .......................................................

     (c)  The Class A Note Interest Rate for the Interest Period with respect to such Distribution Date is equal to ................

     (d)  Class A Monthly Interest is equal to .........................

     (e)  Class B Note Principal Balance - Average for Interest
          Period . .....................................................

     (f)  The Class B Note Interest Rate for the Interest Period with respect to such Distribution Date is equal to ................

     (g)  Class B Monthly Interest is equal to .........................

4. Application of Available Funds

     (a)  Available Investor Finance Charge and Administrative Collections

          (i)  The amount of Class A Monthly Interest for such
               Distribution Date is equal to ...........................

               The amount of any Class A Monthly Interest previously
               due but not distributed on a prior Distribution Date
               is equal to .............................................

               The amount of Class A Additional Interest for such
               Distribution Date is equal to ...........................

               The amount of any Class A Additional Interest
               previously due but not distributed on a prior
               Distribution Date is equal to ...........................

          (ii) The amount of Class B Monthly Interest for such
               Distribution Date is equal to ...........................

               The amount of any Class B Monthly Interest previously
               due but not distributed on a prior Distribution Date
               is equal to .............................................

               The amount of Class B Additional Interest for such
               Distribution Date
               is equal to .............................................

               The amount of any Class B Additional Interest
               previously due but not distributed on a prior
               Distribution Date is equal to ...........................

          (iii)

          (A)  If HFC or an Affiliate of HFC is no longer the Servicer, the Monthly Servicing Fee ...............................

          (B)  If HFC or an Affiliate of HFC is no longer the
               Administrator, the Monthly Administration Fee
               is equal to .............................................

          (iv) The Investor Defaulted Amount for such Distribution
               Date is equal to ........................................

          (v) The aggregate amount of Investor Charges and the amount of Subordinated Principal Collections which have not
              been previously reimbursed is equal to ...................

          (vi) After an Event of Default and the acceleration of the Maturity of the Notes, the amount treated as Available
               Investor Principal Collections ..........................

          (vii) If HFC or an Affiliate of HFC is the Servicer, the
                Monthly Servicing Fee for such Distribution Date .......

                If HFC or an Affiliate of HFC is the Servicer, the Monthly Servicing Fee due but not paid for a prior
                Distribution Date ......................................

          (viii) If HFC or an Affiliate of HFC is the Administrator, the Monthly Administration Fee for such
                 Distribution Date is equal ............................

               If HFC or an Affiliate of HFC is the Servicer, the
               Monthly Servicing Fee due but not paid for a prior
               Distribution Date .......................................

          (ix) The amount deposited into the Reserve Account ...........

          (x)  The balance, if any, to be distributed to the
               Transferor ..............................................

5. Other Information

          (a)  The Fixed Investor Percentage is equal to ...............

          (b)  The Series 2002-1 Principal Shortfall is equal to .......

          (c)  The Pool One Share Principal Collections are equal to ...

          (d)  The total amount to be distributed to Class A
               Noteholders on such Distribution Date in payment
               of principal is equal to ................................

          (e) The total amount to be distributed to Class B Noteholders on such Distribution Date in payment of principal is equal to .............................................

          (f)  the total amount to be distributed to the O/C Holder
               for reduction of the O/C Amount .........................

          (g)  The Subordinated Principal Collections with respect to such Distribution Date is equal to ......................

          (h)  The amount applied at 4.04(a)(v) to reimburse previous
               Subordinated Principal Collections. .....................

          (i)  The amount of Investor Charge-Offs for such
               Distribution Date is equal to ...........................

          (j)  The total amount of reimbursements of Investor
               Charge-Offs for such Distribution Date is equal to ......

          (k) The Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to ................................................

          (l)  The Class A Note Principal Balance at the close of
               business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution
               Date) will be equal to ..................................

          (m)  The Class B Note Principal Balance at the close of
               business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution
               Date) will be equal to ..................................

          (n)  The O/C Amount at the close of business on such
               Distribution Date (after giving effect to all payments and all adjustments on such Distribution Date) will be equal to .............................................

          (o) Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee
               and funding of investor default amounts) prior to
               making distributions on such Distribution Dates is
               equal to ................................................

          (p) The total amount to be distributed from the Collection Account to the Transferor on such Distribution Date (after taking into consideration the amounts which have been netted with respect to all Series against deposits to the Collection Account) is equal to ..................

          (q) Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid
               Monthly Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection Account) is equal to ................................................

                                                                       EXHIBIT D

                          HOUSEHOLD FINANCE CORPORATION
                     HOUSEHOLD RECEIVABLES FUNDING INC. III


                    HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I
                         Class A Notes and Class B Notes

     The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Servicer"), pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000 (the "Transfer and Servicing Agreement"), by and among Household Receivables Funding, Inc. III, as Transferor, the Servicer, and Wilmington Trust Company, as Owner Trustee, as amended by Amendment No. 1 thereto, dated as of March 23, 2001, does hereby certify with respect to the information set forth below as follows:

     Capitalized terms used in this Certificate shall have the respective meanings set forth in the Transfer and Servicing Agreement.

     Household Finance Corporation is, as of the date hereof, the Servicer under the Transfer and Servicing Agreement.

     The undersigned is a Servicing Officer.

     This Certificate relates to the Distribution Date occurring on ________ __, 200_.

     As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

     As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Transfer and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None".

     As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Indenture (or, if there is a Lien, such Lien consists of:
____________________________________________).

     The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer and the Noteholders are all in accordance with the requirements of the Transfer and Servicing Agreement, Master Indenture and Indenture Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ___ day of _____, 200_.

                                                 HOUSEHOLD FINANCE CORPORATION,
                                                 as Servicer


                                                 -----------------------------
                                                 Servicing Officer

                                      D-1